Filed under Rule 497(e) and Rule 497(k)
Registration No. 002‑83631
VALIC Company I
Small Cap Growth Fund
(the “Fund”)
Supplement dated July 22, 2024, to the Fund’s Summary Prospectus and Prospectus,
each dated October 1, 2023, as supplemented to date
At a meeting held on July 15‑16, 2024 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved an Investment Sub‑Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and American Century Investment Management, Inc. (“ACIM”) with respect to the Fund (the “Subadvisory Agreement”). ACIM will replace J.P. Morgan Investment Management Inc. (“JPMIM”) as subadviser to the Fund. The Board also approved certain changes to the Fund’s principal investment strategies and techniques.
The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about ACIM and its Subadvisory Agreement.
These changes are expected to become effective on or about September 30, 2024 (the “Effective Date”). On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:
The disclosure in the section of the Summary Prospectus entitled “Fund Summary: Small Cap Growth Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small‑cap companies. Typically, the Fund invests in securities of companies with a history of above-average growth in revenues, earnings, cash flows, and/or margin relative to peers, benchmarks, or consensus expectations, as well as companies expected to have above-average growth.
A company will be considered a small‑cap company if its market capitalization, at the time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12‑month period. As of July 31, 2023, the market capitalization range of the companies in the Russell 2000® Index was approximately $48.36 million to $17.42 billion. The subadviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.
The Fund is managed by two subadvisers, American Century Investment Management, Inc. (“American Century”) and T. Rowe Price Associates, Inc.(“T. Rowe Price”).
The American Century portfolio managers look for stocks of small‑cap companies that they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods and companies whose growth rates are expected to accelerate. In addition to accelerating growth, portfolio managers also may consider investing in companies whose stocks demonstrate price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market.

These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria. Although the portfolio managers intend to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
T. Rowe Price manages the Fund’s investments in certain privately placed securities which will be transferred to the Fund as part of the Reorganization, but does not currently intend to invest in additional privately placed securities. Investments in privately placed securities are a non‑principal investment strategy of the Fund.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
In the section of the Prospectus entitled “Fund Summary: Small Cap Growth Fund – Principal Risks of Investing in the Fund,” the following risk factor entitled “Foreign Investment Risk” is added:
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social, and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
In the subsection entitled “Fund Summary: Small Cap Growth Fund – Investment Adviser,” the second paragraph is deleted in its entirety and replaced with the following:
The Fund is subadvised by American Century and T. Rowe Price and sub-subadvised by T. Rowe Price Investment Management, Inc.
The subsection entitled “Fund Summary: Small Cap Growth Fund – Investment Adviser – Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
American Century
Jackie Wagner Vice President and Senior Portfolio Manager	2024
Jeff Hoernemann, CFA Vice President and Portfolio Manager	2024
T. Rowe Price
Alexander Paul Roik Vice President and Co‑Portfolio Manager	July 2023
In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies, And Risks,” the disclosure in the subsection entitled “Small Cap Growth Fund” is deleted in its entirety and replaced with the following:
The Fund seeks to provide long-term capital growth.

Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small‑cap companies. Typically, the Fund invests in securities of companies with a history of above-average growth in revenues, earnings, cash flows, and/or margin relative to peers, benchmarks, or consensus expectations, as well as companies expected to have above-average growth.
A company will be considered a small‑cap company if its market capitalization, at the time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12‑month period. As of July 31, 2023, the market capitalization range of the companies in the Russell 2000® Index was approximately $48.36 million to $17.42 billion. The subadviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.
The Fund is managed by two subadvisers, American Century Investment Management, Inc. (“American Century”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”).
In managing its portion of the Fund, the American Century portfolio managers look for stocks of smaller‑sized companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom‑up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.
Using a variety of analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods and companies whose growth rates are expected to accelerate. In addition to accelerating growth, portfolio managers also may consider companies whose stocks demonstrate price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
Although the portfolio managers intend to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection. The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.
If the companies in which the Fund invests are successful, these companies may grow into larger‑sized companies. In addition, if the portfolio managers determine that the availability of small‑cap companies in which to invest is not adequate to meet the Fund’s investment needs, the portfolio managers may invest up to 20% of the fund’s assets in medium- and large‑sized companies.
T. Rowe Price manages the Fund’s investments in certain privately placed securities which will be transferred to the Fund as part of the Reorganization, but does not currently intend to invest in additional privately placed securities. Investments in privately placed securities are a non‑principal investment strategy of the Fund.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
In the event of adverse market, economic, political, or other conditions, the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.
[The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the Fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.]
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risk of the Fund: Cybersecurity Risk.
In the subsection entitled “Management – Investment Subadvisers,” all references to JPMIM as a subadviser to the Fund are deleted in their entirety.
The heading “Small Cap Growth Fund”, the subsection entitled “American Century Investment Management, Inc. (“American Century”)” and the following paragraphs are added immediately following the subsection entitled “Management – Investment Subadvisers – Allspring Global Investments, LLC (“Allspring”)”:
4500 Main Street, Kansas City, MO 64111
American Century is wholly owned, directly by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not‑for‑profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease. As of April 30, 2024, the assets under management of American Century were $236.1 billion.
A portion of the assets of the Small Cap Growth Fund is managed by a team of American Century portfolio managers comprised of Jackie Wagner and Jeff Hoernemann.
Jackie Wagner is a vice president and senior portfolio manager for American Century. Ms. Wagner, who joined American Century in 2005 as a financial analyst on the firm’s financial research team, was promoted to investment analyst in 2009 and then promoted to portfolio manager in 2015. She holds a bachelor’s degree in business administration and an MBA from the University of Missouri-Kansas City.
Jeff Hoernemann is a vice president and portfolio manager for American Century. Mr. Hoernemann, who joined American Century in 2014 as a senior investment analyst, has worked in the investment industry since 2005. Previously, he was a senior investment analyst at Scout Investments. Prior to that, he was a senior research analyst at Feltl and Company in Minneapolis. He has also held roles at UBS Global Asset Management and Dougherty and Company. He holds a bachelor’s degree from Hamline University and an MBA from the University of St. Thomas. He is a CFA® charter holder and a member of the CFA Institute.

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